                                                                    Exhibit 99.2

United National Bancorp
Consolidated Financial Highlights
June 30, 2003
(Dollars in Thousands, Except Share Data)

                                                                        Three Months Ended          Six Months Ended
                                                                  -------------------------------   -----------------
                                                                  June 30,   March 31,   June 30,        June 30,
                                                                  --------   ---------   --------   -----------------
                                                                    2003       2003        2002      2003      2002
                                                                  --------   ---------   --------   -------   -------
Results of Operations:
Net Income                                                        $ 7,619     $ 7,567    $ 3,025    $15,186   $ 6,978
Net Income per Common Share:
      Basic                                                          0.40        0.40       0.21       0.80      0.48
      Diluted                                                        0.40        0.40       0.21       0.80      0.47
      Dividends Declared per Common Share                            0.20        0.20       0.20       0.40      0.40

Financial Ratios:
Return on Average Assets                                             1.02%       1.06%      0.60%      1.04%     0.70%
Return on Average Stockholders' Equity                              11.40%      11.46%      7.81%     11.43%     8.97%
Net Interest Margin (Taxable Equivalent Basis)                       3.92%       3.88%      3.96%      3.90%     4.07%
Efficiency Ratio (1)                                                59.69%      67.95%     65.59%     63.69%    63.03%

Cash-Based Profitability: (2)
Net Income                                                          8,086       8,035      3,244     16,121     7,416
Earnings per Diluted Share                                           0.42        0.42       0.22       0.84      0.50
Return on Average Tangible Assets                                    1.12%       1.16%      0.64%      1.14%     0.75%
Return on Average Tangible Stockholders' Equity                     18.39%      18.56%      8.63%     18.48%     9.84%

(1)  The Company's efficiency ratio measures total non-interest expense as a percentage of net interest income plus non-interest income, adjusted for certain income and expense items, as shown below.

Total Non-Interest Expense                                        $21,021     $21,074    $16,539    $42,095   $31,228
Less:
   Foreclosed Property Expense (Recovery)                              (5)        (67)        68        (72)       75
   Employment Termination Costs                                       884          --         --        884        --
   Proxy Solicitation Costs                                           367          --         --        367        --
   Vista Integration Expenses                                          --          --        779         --       779
                                                                  -------     -------    -------    -------   -------
      Total Adjusted Non-Interest Expense                          19,775      21,141     15,692     40,916    30,374
                                                                  -------     -------    -------    -------   -------

Total Net Interest Income                                          25,175      23,627     17,706     48,802    35,868
Plus:
   Tax Equivalent Adjustment on Tax Exempt Assets                   1,070       1,125        818      2,195     1,610
                                                                  -------     -------    -------    -------   -------
      Total Adjusted Net Interest Income                           26,245      24,752     18,524     50,997    37,478
                                                                  -------     -------    -------    -------   -------

Total Non-Interest Income                                           7,527       8,538      5,768     16,065    11,676
Plus:
   Tax Equivalent Adjustment on Life Insurance Income                 655         671        573      1,325     1,146
Less:
   Net Gains from Securities Transactions                           1,297       2,849         20      4,146        20
   Gain on Disposition of Credit Card Portfolio                        --          --        920         --       920
   Recovery on Dissolution of Data Processing Joint Venture            --          --         --         --     1,171
                                                                  -------     -------    -------    -------   -------
      Total Adjusted Non-Interest Income                          $ 6,885     $ 6,360    $ 5,401    $13,244   $10,711
                                                                  -------     -------    -------    -------   -------

Efficiency Ratio =                                                  59.69%      67.95%     65.59%     63.69%    63.03%
                                                                  =======     =======    =======    =======   =======

(2)  Cash-based data excludes the after-tax impact of goodwill and other intangible assets, primarily core deposit premiums:

         Net Income                                               $ 7,619     $ 7,567    $ 3,025    $15,186   $ 6,978
         Amortization of Intangible Assets, net of tax                467         468        219        935       438
                                                                  -------     -------    -------    -------   -------
         Cash Earnings                                            $ 8,086     $ 8,035    $ 3,244    $16,121   $ 7,416
                                                                  =======     =======    =======    =======   =======

         Average Tangible Assets & Equity exclusion, net of tax   $91,630     $92,295    $ 4,668    $91,961   $ 4,863

United National Bancorp
Consolidated Financial Highlights - Continued
June 30, 2003
(Dollars in Thousands)

                                                                Three Months Ended              Six Months Ended
                                                     ---------------------------------------   -------------------
                                                       June 30,     March 31,      June 30,          June 30,
                                                     -----------   -----------   -----------   -------------------
                                                        2003          2003          2002         2003       2002
                                                     -----------   -----------   -----------   --------   --------
Financial Condition:
Period End:
Securities, net                                      $   836,684   $   948,098   $   636,018
Total Loans                                            1,901,891     1,740,818     1,249,385
Allowance for Loan Losses                                 22,090        21,484        15,051
Total Assets                                           3,031,851     2,977,145     2,060,290
Deposits                                               2,211,602     2,179,716     1,443,237
Total Stockholders' Equity                               267,143       265,844       158,376
Book Value per Share                                       14.20         14.04         10.86

Common Shares Outstanding                             18,811,333    18,941,309    14,586,117

Capital Adequacy:
Tier I Leverage Ratio                                       7.28%         7.54%         9.59%
Tier I Capital to Risk-Weighted Assets                      9.77%        10.21%        12.24%
Tier I & Tier II Capital to Risk-Weighted Assets           10.78%        11.25%        13.19%
Equity To Assets                                            8.81%         8.93%         7.69%

Asset Quality:
Non-Accrual Loans                                    $    12,541   $    13,957   $    31,118
Loans Past Due 90 Days but Still Accruing                  2,842         1,868         1,540
Assets Acquired in Foreclosure                             1,627           985           242
                                                     -----------   -----------   -----------
   Total Non-Performing Assets                       $    17,010   $    16,810   $    32,900
                                                     -----------   -----------   -----------
Non-Performing Assets to Total Loans and
   Assets Acquired in Foreclosure                           0.89%         0.97%         2.63%

Allowance for Loan Losses:
Beginning of Period                                  $    21,484   $    20,407   $    16,344   $ 20,407   $ 12,478
Net Charge-Offs:
   Charge-Offs                                            (1,182)         (480)       (5,777)    (1,662)    (6,705)
   Less: Recoveries                                          183            87           159        270        328
                                                     -----------   -----------   -----------   --------   --------
      Net Charge-Offs                                       (999)         (393)       (5,618)    (1,392)    (6,377)
Provision for Loan Losses                                  1,605         1,470         4,325      3,075      8,950
                                                     -----------   -----------   -----------   --------   --------
End of Period                                        $    22,090   $    21,484   $    15,051   $ 22,090   $ 15,051
                                                     ===========   ===========   ===========   ========   ========

Allowance for Loan Losses to Total Loans                    1.16%         1.23%         1.20%
Allowance for Loan Losses to Non-Performing Loans         143.60%       135.76%        46.09%
Allowance for Loan Losses to Non-Performing Assets        129.86%       127.80%        45.75%

Stockholders' Equity:
Beginning of Period                                  $   265,844   $   264,680   $   149,513   $264,680   $156,636
Net Income                                                 7,619         7,567         3,025     15,186      6,978
Net Change in Unrealized Gains on Securities
   Available For Sale                                      1,161        (1,349)        9,775       (188)     7,123
Cash dividends declared                                   (3,747)       (3,757)       (2,906)    (7,504)    (5,836)
Exercise of Stock Options                                    766           185           161        951        364
Treasury Stock purchased                                  (4,622)       (1,604)       (1,322)    (6,226)    (7,114)
Stock-based compensation                                     122           122           118        244        201
Restricted Stock Activity                                     --            --            12         --         24
                                                     -----------   -----------   -----------   --------   --------
End of Period                                        $   267,143   $   265,844   $   158,376   $267,143   $158,376
                                                     ===========   ===========   ===========   ========   ========

The three and six months ended June 30, 2002 have been restated to reflect the expensing of stock options in accordance with Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation," as amended by SFAS No. 148.

United National Bancorp
Consolidated Balance Sheets

                                                      June 30,     March 31,    June 30,
                                                     ----------   ----------   ----------
(In Thousands, Except Per Share Data)                   2003         2003         2002
--------------------------------------------------   ----------   ----------   ----------
ASSETS
Cash and Due from Banks                              $   72,506   $   71,257   $   44,796
Short-Term Investments                                       --           --       16,400
Securities Available for Sale, at Market Value          773,945      913,000      594,288
Securities Held to Maturity                              62,739       35,098       41,730
Loans, Net of Unearned Income                         1,901,891    1,740,818    1,249,385
   Less: Allowance for Loan Losses                       22,090       21,484       15,051
                                                     ----------   ----------   ----------
   Loans, Net                                         1,879,801    1,719,334    1,234,334
Premises and Equipment, Net                              33,389       35,199       25,853
Other Real Estate, Net                                    1,543          919          209
Goodwill                                                 79,663       79,663          102
Intangible Assets, Primarily Core Deposit Premiums       17,132       17,922        4,376
Cash Surrender Value on Life Insurance                   78,568       77,620       60,265
Other Assets                                             32,565       27,133       37,937
                                                     ----------   ----------   ----------
      TOTAL ASSETS                                   $3,031,851   $2,977,145   $2,060,290
                                                     ==========   ==========   ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Demand Deposits                                      $  387,569   $  384,507   $  282,209
NOW Accounts                                            287,802      279,325      163,278
Money Market Accounts                                   175,881      167,360       68,115
Savings Deposits                                        521,760      510,958      387,768
Time Deposits                                           838,590      837,566      541,867
                                                     ----------   ----------   ----------
      Total Deposits                                  2,211,602    2,179,716    1,443,237
Short-Term Borrowings                                   157,951      123,595      117,723
Other Borrowings                                        360,286      375,930      311,952
Other Liabilities                                        34,869       32,060       29,002
                                                     ----------   ----------   ----------
      TOTAL LIABILITIES                               2,764,708    2,711,301    1,901,914
                                                     ----------   ----------   ----------

STOCKHOLDERS' EQUITY
Common Stock ($1.25 Par Value Per Share)                 26,240       26,184       20,293
Additional Paid-In Capital                              238,129      237,297      132,840
Retained Earnings                                        44,112       40,240       30,651
Treasury Stock                                          (45,881)     (41,259)     (33,055)
Accumulated Other Comprehensive Income                    4,543        3,382        7,647
                                                     ----------   ----------   ----------
      TOTAL STOCKHOLDERS' EQUITY                        267,143      265,844      158,376
                                                     ----------   ----------   ----------
      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY     $3,031,851   $2,977,145   $2,060,290
                                                     ==========   ==========   ==========

June 30, 2002 has been restated to reflect the expensing of stock options in accordance with Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation," as amended by SFAS No. 148.

United National Bancorp
Consolidated Statements of Income

                                                                  Three Months Ended
                                                           -------------------------------    Six Months Ended
                                                           June 30,   March 31,   June 30,        June 30,
                                                           --------   ---------   --------   -----------------
(In Thousands, Except Per Share Data)                        2003        2003       2002       2003      2002
                                                           --------   ---------   --------   -------   -------
INTEREST INCOME
Interest and Fees on Loans                                  $27,362    $26,731     $20,552   $54,093   $41,591
Interest and Dividends on Securities Available for Sale:
   Taxable                                                    8,456      8,618       7,557    17,074    14,890
   Tax-Exempt                                                 1,291      1,368       1,125     2,659     2,215
Interest and Dividends on Securities Held to Maturity:
   Taxable                                                      179         52          55       231       128
   Tax-Exempt                                                   271        311         351       582       686
Interest on Short-Term Investments                                2        154           7       156        10
                                                            -------    -------     -------   -------   -------
      TOTAL INTEREST INCOME                                  37,561     37,234      29,647    74,795    59,520
                                                            -------    -------     -------   -------   -------

INTEREST EXPENSE
Interest on Savings Deposits                                  1,899      2,007       1,644     3,906     3,072
Interest on Time Deposits                                     6,021      6,935       5,339    12,956    10,888
Interest on Short-Term Borrowings                               451        127         462       578       998
Interest on Other Borrowings                                  4,015      4,538       4,496     8,553     8,694
                                                            -------    -------     -------   -------   -------
      TOTAL INTEREST EXPENSE                                 12,386     13,607      11,941    25,993    23,652
                                                            -------    -------     -------   -------   -------

Net Interest Income                                          25,175     23,627      17,706    48,802    35,868
Provision for Loan Losses                                     1,605      1,470       4,325     3,075     8,950
                                                            -------    -------     -------   -------   -------
Net Interest Income After Provision for Loan Losses          23,570     22,157      13,381    45,727    26,918
                                                            -------    -------     -------   -------   -------

NON-INTEREST INCOME
Trust Income                                                  1,569      1,558       1,433     3,127     2,970
Service Charges on Deposit Accounts                           1,868      1,497       1,006     3,365     1,960
Other Service Charges, Commissions and Fees                   1,140      1,054         908     2,194     1,779
Net Gains from Securities Transactions                        1,297      2,849          20     4,146        20
Income on Life Insurance                                        948        971         830     1,919     1,659
Dissolution of Joint Venture                                     --         --          --        --     1,171
Gain on Disposition of Credit Card Portfolio                     --         --         920        --       920
Other Income                                                    705        609         651     1,314     1,197
                                                            -------    -------     -------   -------   -------
      TOTAL NON-INTEREST INCOME                               7,527      8,538       5,768    16,065    11,676
                                                            -------    -------     -------   -------   -------

NON-INTEREST EXPENSE
Salaries, Wages and Employee Benefits                        11,096     10,248       7,618    21,344    15,186
Occupancy Expense, Net                                        2,112      2,791       1,414     4,903     2,843
Furniture and Equipment Expense                               1,369      1,351       1,091     2,720     2,146
Data Processing Expense                                         949        977       1,449     1,926     2,579
Amortization of Intangible Assets                               790        791         370     1,581       741
Non-Recurring Charges                                            --         --         779        --       779
Other Expenses                                                4,705      4,916       3,818     9,621     6,954
                                                            -------    -------     -------   -------   -------
      TOTAL NON-INTEREST EXPENSE                             21,021     21,074      16,539    42,095    31,228
                                                            -------    -------     -------   -------   -------

Income Before Provision for Income Taxes                     10,076      9,621       2,610    19,697     7,366
Provision (Benefit) for Income Taxes                          2,457      2,054        (415)    4,511       388
                                                            -------    -------     -------   -------   -------
NET INCOME                                                  $ 7,619    $ 7,567     $ 3,025   $15,186   $ 6,978
                                                            =======    =======     =======   =======   =======

NET INCOME PER COMMON SHARE:
   Basic                                                    $  0.40    $  0.40     $  0.21   $  0.80   $  0.48
                                                            =======    =======     =======   =======   =======
   Diluted                                                  $  0.40    $  0.40     $  0.21   $  0.80   $  0.47
                                                            =======    =======     =======   =======   =======

WEIGHTED AVERAGE SHARES OUTSTANDING:
   Basic                                                     18,860     18,981      14,607    18,920    14,671
                                                            -------    -------     -------   -------   -------
   Diluted                                                   19,050     19,141      14,751    19,095    14,810
                                                            -------    -------     -------   -------   -------

United National Bancorp
Analysis of Net Interest Income (Tax Equivalent Basis)
(Dollars in thousands)

                                                -------------------------------   -------------------------------
                                                      Second Quarter 2003               First Quarter 2003
                                                -------------------------------   -------------------------------
                                                 Average                Average     Average               Average
                                                 Balance     Interest    Yield      Balance    Interest    Yield
                                                ----------   --------   -------   ----------   --------   -------
Assets:
Interest Earning Assets:
   Securities Available for Sale:
      Taxable                                   $  695,544    $ 8,639    4.97%    $  645,187    $ 8,795    5.45%
      Non-Taxable                                  127,023      1,986    6.26%       129,972      2,105    6.48%

   Securities Held to Maturity:
      Taxable                                       19,200        179    3.72%         4,798         52    4.37%
      Non-Taxable                                   26,237        417    6.36%        33,095        478    5.78%
                                                ----------    -------    ----     ----------    -------    ----
                                                   868,004     11,221    5.17%       813,052     11,430    5.62%

   Short-Term Investments                              633          2    1.13%        50,190        154    1.25%

   Loans (Net of Unearned Income):
      Commercial                                   394,261      5,217    5.30%       349,555      4,800    5.57%
      Real Estate - Commercial                     463,377      8,098    7.01%       471,283      8,151    7.01%
      Real Estate - Residential                    530,652      7,493    5.65%       478,215      7,187    6.01%
      Consumer                                     422,387      6,600    6.27%       400,544      6,637    6.72%
                                                ----------    -------    ----     ----------    -------    ----

         Total Loans                             1,810,677     27,408    6.07%     1,699,597     26,775    6.36%
                                                ----------    -------    ----     ----------    -------    ----

            Total Interest Earning Assets        2,679,314     38,631    5.78%     2,562,839     38,359    6.03%
                                                ----------    -------    ----     ----------    -------    ----

Non-Interest Earning Assets:
   Cash and Due from Banks                          63,374                            68,775
   Other Assets                                    162,751                           163,037
   Intangible Assets                                97,252                            98,080
   Net Unrealized Gain (Loss) - AFS                 16,746                            17,737
   Allowance for Possible Loan Losses              (21,891)                          (20,869)
                                                ----------                        ----------

            Total Non-Interest Earning Assets      318,232                           326,760
                                                ----------                        ----------

               Total Assets                     $2,997,546                        $2,889,599
                                                ==========                        ==========

Liabilities and Shareholders' Equity:
Interest Bearing Liabilities:
   NOW Accounts                                 $  287,536    $   310    0.43%    $  275,100    $   315    0.46%
   Money Market Accounts                           178,846        510    1.14%       182,085        541    1.21%
   Savings Deposits                                511,240      1,079    0.85%       504,040      1,151    0.93%
   Time Deposits                                   840,720      6,021    2.87%       847,145      6,935    3.32%
                                                ----------    -------    ----     ----------    -------    ----

      Total Savings and Time Deposits            1,818,342      7,920    1.75%     1,808,370      8,942    2.01%

   Short-Term Borrowed Funds                       143,963        451    1.26%        42,149        127    1.22%
   Other Borrowed Funds                            358,866      4,015    4.48%       375,295      4,538    4.88%
                                                ----------    -------    ----     ----------    -------    ----

      Total Interest Bearing Liabilities         2,321,171     12,386    2.14%     2,225,814     13,607    2.48%
                                                ----------    -------    ----     ----------    -------    ----

Non-Interest Bearing Liabilities:
   Demand deposits & Non-Int. bearing savings      377,320                           362,403
   Other Liabilities                                31,067                            33,547
                                                ----------                        ----------

      Total Non-Interest Bearing Liabilities       408,387                           395,950
Shareholders' Equity*                              267,988                           267,835
                                                ----------                        ----------

   Total Liab and Shareholders' Equity          $2,997,546                        $2,889,599
                                                ==========                        ==========

Net Interest Income (Tax equivalent basis)                    $26,245                           $24,752
                                                              =======                           =======

Net Interest Spread (Tax equivalent basis)                               3.64%                             3.55%
                                                                         ====                              ====

Net Interest Margin (Tax equivalent basis)                               3.92%                             3.88%
                                                                         ====                              ====

                                                -------------------------------
                                                      Second Quarter 2002
                                                -------------------------------
                                                  Average               Average
                                                  Balance    Interest    Yield
                                                ----------   --------   ------
Assets:
Interest Earning Assets:
   Securities Available for Sale:
      Taxable                                   $  473,230    $ 7,557    6.39%
      Non-Taxable                                  102,863      1,731    6.73%

   Securities Held to Maturity:
      Taxable                                        5,894         55    3.77%
      Non-Taxable                                   38,075        540    5.67%
                                                ----------    -------    ----
                                                   620,062      9,883    6.38%

   Short-Term Investments                            1,505          7    1.78%

   Loans (Net of Unearned Income):
      Commercial                                   321,360      4,085    5.10%
      Real Estate - Commercial                     359,550      6,707    7.38%
      Real Estate - Residential                    264,689      4,352    6.58%
      Consumer                                     307,509      5,431    7.08%
                                                ----------    -------    ----

         Total Loans                             1,253,108     20,575    6.55%
                                                ----------    -------    ----

            Total Interest Earning Assets        1,874,675     30,465    6.49%
                                                ----------    -------    ----

Non-Interest Earning Assets:
   Cash and Due from Banks                          42,747
   Other Assets                                    121,986
   Intangible Assets                                 4,668
   Net Unrealized Gain (Loss) - AFS                  3,961
   Allowance for Possible Loan Losses              (16,590)
                                                ----------

            Total Non-Interest Earning Assets      156,772
                                                ----------

               Total Assets                     $2,031,447
                                                ==========

Liabilities and Shareholders' Equity:
Interest Bearing Liabilities:
   NOW Accounts                                 $  159,229    $   295    0.74%
   Money Market Accounts                            76,225        181    0.95%
   Savings Deposits                                348,743      1,168    1.34%
   Time Deposits                                   569,885      5,339    3.76%
                                                ----------    -------    ----

      Total Savings and Time Deposits            1,154,082      6,983    2.43%

   Short-Term Borrowed Funds                        97,608        462    1.90%
   Other Borrowed Funds                            323,505      4,496    5.57%
                                                ----------    -------    ----

      Total Interest Bearing Liabilities         1,575,195     11,941    3.04%
                                                ----------    -------    ----

Non-Interest Bearing Liabilities:
   Demand deposits & Non-Int. bearing savings      279,174
   Other Liabilities                                21,631
                                                ----------

      Total Non-Interest Bearing Liabilities       300,805
Shareholders' Equity*                              155,447
                                                ----------

   Total Liab and Shareholders' Equity          $2,031,447
                                                ==========

Net Interest Income (Tax equivalent basis)                    $18,524
                                                              =======

Net Interest Spread (Tax equivalent basis)                               3.45%
                                                                         ====

Net Interest Margin (Tax equivalent basis)                               3.96%
                                                                         ====

* Includes Unrealized Gain/(Loss) of $10,259 for second quarter 2003, $10,819 for first quarter 2003 and $2,574 for second quarter 2002.

United National Bancorp
Analysis of Net Interest Income (Tax Equivalent Basis)
(Dollars in thousands)

                                                                          YTD Ended June 30,
                                                  -----------------------------------------------------------------
                                                                2003                             2002
                                                  -------------------------------   -------------------------------
                                                    Average               Average     Average               Average
                                                    Balance    Interest    Yield      Balance    Interest    Yield
                                                  ----------   --------   -------   ----------   --------   -------
Assets:
Interest Earning Assets:
   Securities Available for Sale:
      Taxable                                     $  670,504   $ 17,434     5.20%   $  453,580    $14,890     6.57%
      Non-Taxable                                    128,489      4,091     6.37%      100,166      3,408     6.80%

   Securities Held to Maturity:
      Taxable                                         12,039        231     3.84%        6,256        128     4.11%
      Non-Taxable                                     29,647        895     6.04%       36,109      1,055     5.84%
                                                  ----------   --------     ----    ----------    -------    -----
                                                     840,679     22,651     5.39%      596,111     19,481     6.54%

   Short-Term Investments                             25,275        156     1.25%        1,055         10     1.81%

   Loans (Net of Unearned Income):
      Commercial                                     372,032     10,017     5.43%      319,158      8,745     5.54%
      Real Estate - Commercial                       467,308     16,249     7.01%      358,103     13,227     7.35%
      Real Estate - Residential                      504,578     14,680     5.82%      268,566      8,826     6.57%
      Consumer                                       411,526     13,237     6.49%      287,374     10,013     7.03%
      Credit Card                                         --         --     0.00%       14,943        828    11.17%
                                                  ----------   --------     ----    ----------    -------    -----

         Total Loans                               1,755,444     54,183     6.21%    1,248,144     41,639     6.69%
                                                  ----------   --------     ----    ----------    -------    -----

            Total Interest Earning Assets          2,621,398     76,990     5.90%    1,845,310     61,130     6.64%
                                                  ----------   --------     ----    ----------    -------    -----

Non-Interest Earning Assets:
   Cash and Due from Banks                            66,059                            44,806
   Other Assets                                      162,894                           123,532
   Intangible Assets                                  97,664                             4,863
   Net Unrealized Gain (Loss) - AFS                   17,239                             4,063
   Allowance for Possible Loan Losses                (21,383)                          (14,546)
                                                  ----------                        ----------

            Total Non-Interest Earning Assets        322,473                           162,718
                                                  ----------                        ----------

               Total Assets                       $2,943,871                        $2,008,028
                                                  ==========                        ==========

Liabilities and Shareholders' Equity:
Interest Bearing Liabilities:
   NOW Accounts                                   $  281,353   $    625     0.45%   $  156,672   $    576     0.74%
   Money Market Accounts                             180,457      1,051     1.17%       76,818        370     0.97%
   Savings Deposits                                  507,658      2,230     0.89%      337,753      2,126     1.27%
   Time Deposits                                     843,915     12,956     3.10%      573,643     10,888     3.83%
                                                  ----------   --------     ----    ----------    -------    -----

         Total Savings and Time Deposits           1,813,383     16,862     1.88%    1,144,886     13,960     2.46%

   Short-Term & Other Borrowed Funds                  93,337        578     1.25%      100,274        998     2.01%
   Other Borrowed Funds                              367,036      8,553     4.68%      306,291      8,694     5.71%
                                                  ----------   --------     ----    ----------    -------    -----

         Total Interest Bearing Liabilities        2,273,756     25,993     2.30%    1,551,451     23,652     3.07%
                                                  ----------   --------     ----    ----------    -------    -----

Non-Interest Bearing Liabilities:
   Demand deposits & Non-Int. bearing savings        369,903                           274,929
   Other Liabilities                                  32,300                            24,801
                                                  ----------                        ----------

         Total Non-Interest Bearing Liabilities      402,203                           299,730
Shareholders' Equity*                                267,912                           156,847
                                                  ----------                        ----------

   Total Liab and Shareholders' Equity            $2,943,871                        $2,008,028
                                                  ==========                        ==========

Net Interest Income (Tax equivalent basis)                     $ 50,997                          $ 37,478
                                                               ========                          ========

Net Interest Spread (Tax equivalent basis)                                  3.60%                             3.57%
                                                                            ====                             =====

Net Interest Margin (Tax equivalent basis)                                  3.90%                             4.07%
                                                                            ====                             =====

                                                  ------------------------------
                                                           2003 vs. 2002
                                                  ------------------------------
                                                   Average              Average
                                                   Balance   Interest    Yield
                                                  --------   --------   -------
Assets:
Interest Earning Assets:
   Securities Available for Sale:
      Taxable                                     $216,924    $ 2,544     -1.37%
      Non-Taxable                                   28,323        683     -0.43%

   Securities Held to Maturity:
      Taxable                                        5,783        103     -0.27%
      Non-Taxable                                   (6,462)      (160)     0.20%
                                                  --------    -------    ------
                                                   244,568      3,170     -1.15%

   Short-Term Investments                           24,220        146     -0.56%

   Loans (Net of Unearned Income):
      Commercial                                    52,874      1,272     -0.11%
      Real Estate - Commercial                     109,205      3,022     -0.34%
      Real Estate - Residential                    236,012      5,854     -0.75%
      Consumer                                     124,152      3,224     -0.54%
      Credit Card                                  (14,943)      (828)   -11.17%
                                                  --------    -------    ------

         Total Loans                               507,300     12,544     -0.48%
                                                  --------    -------    ------

            Total Interest Earning Assets          776,088     15,860     -0.74%
                                                  --------    -------    ------

Non-Interest Earning Assets:
   Cash and Due from Banks                          21,253
   Other Assets                                     39,362
   Intangible Assets                                92,801
   Net Unrealized Gain (Loss) - AFS                 13,176
   Allowance for Possible Loan Losses               (6,837)
                                                  --------

            Total Non-Interest Earning Assets      159,755
                                                  --------

               Total Assets                       $935,843
                                                  ========

Liabilities and Shareholders' Equity:
Interest Bearing Liabilities:
   NOW Accounts                                   $124,681         49     -0.29%
   Money Market Accounts                           103,639        681      0.20%
   Savings Deposits                                169,905        104     -0.38%
   Time Deposits                                   270,272      2,068     -0.73%
                                                  --------    -------    ------

         Total Savings and Time Deposits           668,497      2,902     -0.58%

   Short-Term & Other Borrowed Funds                (6,937)      (420)    -0.76%
   Other Borrowed Funds                             60,745       (141)    -1.03%
                                                  --------    -------    ------

         Total Interest Bearing Liabilities        722,305      2,341     -0.77%
                                                  --------    -------    ------

Non-Interest Bearing Liabilities:
   Demand deposits & Non-Int. bearing savings       94,974
   Other Liabilities                                 7,499
                                                  --------

         Total Non-Interest Bearing Liabilities    102,473
Shareholders' Equity*                              111,065
                                                  --------

   Total Liab and Shareholders' Equity            $935,843
                                                  ========

Net Interest Income (Tax equivalent basis)                    $13,519
                                                              =======

Net Interest Spread (Tax equivalent basis)                                 0.03%
                                                                         ======

Net Interest Margin (Tax equivalent basis)                                -0.17%
                                                                         ======

*    Includes Unrealized Gain/(Loss) of $10,537 for 2003 and $2,641 for 2002.